UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06310

Legg Mason Partners Variable Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31,

Date of reporting period: June 30, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report     June 30, 2013

WESTERN ASSET

VARIABLE GLOBAL

HIGH YIELD BOND

PORTFOLIO

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Portfolio objective

The Portfolio seeks to maximize total return, consistent with the preservation of capital.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Variable Global High Yield Bond Portfolio for the six-month reporting period ended June 30, 2013. Please read on for Portfolio performance information and a detailed look at prevailing economic and market conditions during the Portfolio’s reporting period.

I am pleased to introduce myself as the new President and Chief Executive Officer of the Portfolio, succeeding R. Jay Gerken, as he embarks upon his retirement. Jay has most recently served as Chairman of the Board, President and Chief Executive Officer of the Portfolio and other funds in the Legg Mason complex. On behalf of all our shareholders and the Portfolio’s Board of Trustees, I would like to thank Jay for his vision and guidance, and wish him all the best.

I am honored to have been appointed to my new role with the Portfolio. During my 23 year career in the financial industry, I have seen it evolve and expand. Despite these changes, keeping an unwavering focus on our shareholders and their needs remains paramount. This was a consistent focus of Jay’s, and I look forward to following his lead in the years to come.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

II	Western Asset Variable Global High Yield Bond Portfolio

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

July 26, 2013

Western Asset Variable Global High Yield Bond Portfolio	III

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended June 30, 2013 (the “reporting period”), but the pace was far from robust. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was an anemic 0.1% during the fourth quarter of 2012. This weakness was partially driven by moderating private inventory investment and federal government spending. Economic growth then improved, as first quarter 2013 GDP growth was 1.1%. Accelerating growth was due, in part, to strengthening consumer spending, which rose 2.3% during the first quarter, versus a 1.7% increase during the previous quarter. The U.S. Department of Commerce’s initial reading for second quarter 2013 GDP growth, released after the reporting period ended, was 1.7%. This increase was partially driven by increases in non-residential fixed investment and exports, along with a smaller decline in federal government spending versus the previous quarter.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.9%. Unemployment then fell to 7.7% in February, 7.6% in March and 7.5% in April. It then edged up to 7.6% in May and was unchanged in June. In an encouraging sign, an average of almost 202,000 jobs were created per month during the first half of 2013. In contrast, the monthly average was roughly 183,000 in 2012. In addition, the percentage of longer-term unemployed has declined, as roughly 36.7% of the 11.8 million Americans looking for work in June 2013 have been out of work for more than six months, versus 38.1% in January 2013.

Meanwhile, the housing market brightened, as sales generally improved and home prices continued to rebound. According to the National Association of Realtors (“NAR”), existing-home sales dipped 1.2% on a seasonally adjusted basis in June 2013 versus the previous month and were 1.52% higher than in June 2012. In addition, the NAR reported that the median existing-home price for all housing types was $214,200 in June 2013, up 13.5% from June 2012. This marked the sixteenth consecutive month that home prices rose compared to the same period a year earlier. While the inventory of homes available for sale rose 1.9% in June 2013 to a 5.2 month supply at the current sales pace, it was 7.6% lower than in June 2012.

While manufacturing activity was weak in many international developed countries, it was generally positive in the U.S. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, the U.S. manufacturing sector expanded during the first four months of the reporting period. Manufacturing then experienced a setback, falling from 50.7 in April 2013 to 49.0 in May (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). However, manufacturing then moved back into expansion territory in June, as the PMI increased to 50.9. During June, 12 of the 18 industries within the PMI expanded, versus 10 expanding the prior month.

IV	Western Asset Variable Global High Yield Bond Portfolio

Growth generally moderated overseas and, in some cases, fell back into a recession. In its July 2013 World Economic Outlook, which was released after the reporting period ended, the International Monetary Fund (“IMF”) stated that “Global growth is projected to remain subdued at slightly above three percent in 2013, the same as in 2012. This is less than forecast in the April 2013 World Economic Outlook.” From a regional perspective, the IMF anticipates 2013 growth will be -0.6% in the Eurozone. Growth in emerging market countries is expected to remain higher than in their developed country counterparts, and the IMF projects that emerging market growth will increase from 4.9% in 2012 to 5.0% in 2013. In particular, China’s economy is expected to grow 7.8% in 2013, the same as in 2012. Elsewhere, the IMF projects that growth in India will increase from 3.2% in 2012 to 5.6% in 2013.

Western Asset Variable Global High Yield Bond Portfolio	V

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.” At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear.” This initially triggered a sharp sell-off in both the stock and bond markets. While the stock market subsequently rallied and reached a new record high on July 12, the bond market did not rebound as sharply. As a result, Treasury yields remained sharply higher than they were prior to Chairman Bernanke’s press conference. At its meeting that ended on July 31, 2013, after the reporting period ended, the Fed did not institute any policy changes and left its $85 billion a month asset purchase program intact.

Q. What actions did international central banks take during the reporting period?

A. Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v lowered interest rates from 1.00% to 0.75% prior to the beginning of the period, at the time a record low. In September 2012, the ECB introduced its Outright Monetary Transactions (“OMT”) program. With the OMT, the ECB can purchase an unlimited amount of bonds that are issued by troubled Eurozone countries, provided the countries formally ask to participate in the program and agree to certain conditions. In May 2013, the ECB cut rates to a new record low of 0.50%. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. In January 2013, the Bank of Japan announced that it would raise its target for annual inflation from 1% to 2%, and the Japanese government introduced a ¥10.3 trillion ($116 billion) stimulus package to support its economy. Elsewhere, the Reserve Bank of India lowered interest rates three times during the reporting period to 7.25%, whereas the People’s Bank of China kept rates on hold at 6.0%.

VI	Western Asset Variable Global High Yield Bond Portfolio

Q. Did Treasury yields trend higher or lower during the six months ended June 30, 2013?

A. Both short- and long-term Treasury yields moved sharply higher during the reporting period. When the period began, the yield on the two-year Treasury was 0.25%. It fell as low as 0.20% in late April/early May 2013 and was as high as 0.43% on June 25, 2013, before ending the period at 0.36%. The yield on the ten-year Treasury began the period at 1.78%. Ten-year Treasuries reached a low of 1.66% in early May 2013 and peaked at 2.60% on June 25, 2013, before edging down to 2.52% at the end of the period.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. Most spread sectors performed poorly during the reporting period. Spread sector demand was often solid during the first four months of the period as investors looked to generate incremental yield in the low interest rate environment. Even so, there were several periods of volatility given a number of macro issues, including the European sovereign debt crisis, mixed economic data and concerns related to the U.S. “fiscal cliff” and sequestration. The spread sectors then weakened over the last two months of the period amid sharply rising interest rates given the Fed’s plan to begin tapering its asset purchase program sooner than previously anticipated. The majority of spread sectors generated negative absolute returns and performed largely in line with equal-durationvi Treasuries during the reporting period as a whole. For the six months ended June 30, 2013, the Barclays U.S. Aggregate Indexvii fell 2.44%.

Q. How did the high-yield market perform over the six months ended June 30, 2013?

A. The U.S. high-yield bond market was one of the few spread sectors to generate a positive return during the reporting period. The asset class, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexviii, posted positive returns during the first four months of the period. Risk appetite was often solid during that time as investors were drawn to higher yielding securities. However, the high-yield market gave back a large portion of previous gains in May and June. All told, the high-yield market gained 1.42% for the six months ended June 30, 2013.

Q. How did the emerging market debt asset class perform over the reporting period?

A. The asset class generated poor results during the six months ended June 30, 2013. Aside from a brief rally in April 2013, the asset class fell during the other five months of the reporting period. This weakness was triggered by a number of factors, including concerns over moderating global growth, fears of a “hard landing” for China’s economy, generally weaker commodity prices and sharply rising U.S. interest rates. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)ix fell 8.22% over the six months ended June 30, 2013.

Western Asset Variable Global High Yield Bond Portfolio	VII

Investment commentary (cont’d)

Performance review

For the six months ended June 30, 2013, Class I shares of Western Asset Variable Global High Yield Bond Portfolio1 returned 0.73%. The Portfolio’s unmanaged benchmark, the Barclays Global High Yield Index (Hedged)x, returned 0.40% for the same period. The Lipper Variable High Yield Funds Category Average2 returned 1.23% over the same time frame.

Performance Snapshot as of June 30, 2013 (unaudited)
6 months
Western Asset Variable Global High Yield Bond Portfolio[1]:
Class I	0.73%
Class II	0.71%
Barclays Global High Yield Index (Hedged)	0.40%
Lipper Variable High Yield Funds Category Average[2]	1.23%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The 30-Day SEC Yields for the period ended June 30, 2013 for Class I and Class II shares were 6.75% and 6.48%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Portfolio’s investments over a 30-day period and not on the dividends paid by the Portfolio, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Portfolio’s current prospectus dated May 1, 2013, the gross total annual operating expense ratios for Class I and Class II shares were 0.82% and 1.10%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

August 1, 2013

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 112 funds in the Portfolio’s Lipper category.

VIII	Western Asset Variable Global High Yield Bond Portfolio

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Portfolio’s share price. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Please see the Portfolio’s prospectus for a more complete discussion of these and other risks, and the Portfolio’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vii

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

viii

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

ix

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

[x]

The Barclays Global High Yield Index (Hedged) provides a broad-based measure of the global high-yield fixed-income markets, representing the union of the U.S. High-Yield, Pan-European High-Yield, U.S. Emerging Markets High-Yield, CMBS High-Yield and Pan European Emerging Markets High-Yield Indices.

Western Asset Variable Global High Yield Bond Portfolio	IX

Portfolio at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Portfolio’s investments as of June 30, 2013 and December 31, 2012 and does not include derivatives, such as futures contracts, written options, swaps contracts and forward foreign currency contracts. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.
‡	Represents less than 0.1%.

Western Asset Variable Global High Yield Bond Portfolio 2013 Semi-Annual Report	1

Portfolio expenses (unaudited)

Example

As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2013 and held for the six months ended June 30, 2013.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class I	0.73%	$1,000.00	$1,007.30	0.81%	$4.03	Class I	5.00%	$1,000.00	$1,020.78	0.81%	$4.06
Class II	0.71	1,000.00	1,007.10	1.08	5.37	Class II	5.00	1,000.00	1,019.44	1.08	5.41

[1]	For the six months ended June 30, 2013.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

2	Western Asset Variable Global High Yield Bond Portfolio 2013 Semi-Annual Report

Spread duration (unaudited)

Economic exposure — June 30, 2013

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Portfolio’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays Global High Yield Index (Hedged)
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
WA Var Global	— Western Asset Variable Global High Yield Bond Portfolio

Western Asset Variable Global High Yield Bond Portfolio 2013 Semi-Annual Report	3

Effective duration (unaudited)

Interest rate exposure — June 30, 2013

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Portfolio’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays Global High Yield Index (Hedged)
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
WA Var Global	— Western Asset Variable Global High Yield Bond Portfolio

4	Western Asset Variable Global High Yield Bond Portfolio 2013 Semi-Annual Report

Schedule of investments (unaudited)

June 30, 2013

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 82.0%
Consumer Discretionary — 15.9%
Auto Components — 0.9%
American Axle & Manufacturing Inc., Senior Notes	6.250%	3/15/21	110,000		$112,338
American Axle & Manufacturing Inc., Senior Notes	6.625%	10/15/22	320,000		326,400
Cooper-Standard Holding Inc., Senior Notes	7.375%	4/1/18	260,000		259,350	(a)(b)
Europcar Groupe SA, Senior Notes	11.500%	5/15/17	100,000	EUR	145,134	(a)
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	395,000	EUR	481,374	(a)
Gestamp Funding Luxembourg SA, Senior Secured Notes	5.875%	5/31/20	250,000	EUR	312,461	(a)
Total Auto Components					1,637,057
Automobiles — 0.1%
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	160,000		177,600	(a)
Distributors — 0.2%
LKQ Corp., Senior Notes	4.750%	5/15/23	380,000		363,850	(a)
Diversified Consumer Services — 1.9%
Co-operative Group Holdings 2011 Ltd., Senior Notes	6.250%	7/8/26	160,000	GBP	222,701
Laureate Education Inc., Senior Notes	9.250%	9/1/19	350,000		376,250	(a)
Novalis SAS, Senior Secured Notes	6.000%	6/15/18	400,000	EUR	524,565	(a)
Odeon & UCI Finco PLC, Senior Secured Notes	9.000%	8/1/18	400,000	GBP	644,882	(a)
Service Corp. International, Senior Notes	7.500%	4/1/27	290,000		318,275
ServiceMaster Co., Senior Notes	8.000%	2/15/20	420,000		421,050
Sotheby’s, Senior Notes	5.250%	10/1/22	540,000		526,500	(a)
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Notes	7.875%	6/1/21	330,000		325,050	(a)
Total Diversified Consumer Services					3,359,273
Hotels, Restaurants & Leisure — 5.0%
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	411,481		393,695	(a)(b)(c)(d)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	440,000		460,900
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	10.000%	12/15/15	220,000		191,400
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	300,000		313,125
Caesars Operating Escrow LLC/Caesars Escrow Corp., Senior Secured Notes	9.000%	2/15/20	690,000		662,400	(a)
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	450,000		508,500
CCM Merger Inc., Senior Notes	9.125%	5/1/19	400,000		420,000	(a)
Choctaw Resort Development Enterprise, Senior Notes	7.250%	11/15/19	235,000		229,125	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	390,000		415,350	(a)
Enterprise Inns PLC, Senior Secured Bonds	6.500%	12/6/18	416,000	GBP	622,920

See Notes to Financial Statements.

Western Asset Variable Global High Yield Bond Portfolio 2013 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Hotels, Restaurants & Leisure — continued
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp., Senior Secured Notes	10.250%	6/15/15	265,000		$497	(a)(e)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	590,000		592,950	(a)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	510,000		530,400	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	610,000		646,600	(a)
Marstons Issuer PLC, Secured Bonds	5.641%	7/15/35	223,000	GBP	286,600	(f)
MCE Finance Ltd., Senior Notes	5.000%	2/15/21	430,000		404,200	(a)
Mohegan Tribal Gaming Authority, Senior Secured Notes	10.500%	12/15/16	890,000		872,200	(a)
NCL Corp. Ltd., Senior Notes	5.000%	2/15/18	460,000		453,100	(a)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	630,000		670,950
Snoqualmie Entertainment Authority, Senior Secured Notes	4.223%	2/1/14	235,000		230,300	(a)(f)
Total Hotels, Restaurants & Leisure					8,905,212
Household Durables — 0.4%
Weekley Homes LLC/Weekley Finance Corp., Senior Notes	6.000%	2/1/23	190,000		187,625	(a)
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	490,000		535,325	(a)
Total Household Durables					722,950
Media — 5.7%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	170,000		183,600
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	380,000		417,050
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.375%	6/1/20	160,000		174,800
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	6.625%	1/31/22	250,000		261,875
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.750%	1/15/24	150,000		145,125
Cerved Technologies SpA, Senior Subordinated Notes	8.000%	1/15/21	100,000	EUR	124,308	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	390,000		403,650	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	150,000		154,500	(a)
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	120,000		124,200
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	600,000		649,500
DISH DBS Corp., Senior Notes	6.625%	10/1/14	30,000		31,350
DISH DBS Corp., Senior Notes	6.750%	6/1/21	1,090,000		1,163,575
Global Generations Merger Subsidiary Inc., Senior Notes	11.000%	12/15/20	240,000		266,400	(a)
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	430,000		460,100
Kabel Deutschland Holding AG, Senior Subordinated Secured Notes	6.500%	7/31/17	400,000	EUR	561,011	(a)
Lynx II Corp., Senior Notes	7.000%	4/15/23	210,000	GBP	319,399	(a)
MDC Partners Inc., Senior Notes	6.750%	4/1/20	250,000		250,625	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	500,000		522,500	(a)

See Notes to Financial Statements.

6	Western Asset Variable Global High Yield Bond Portfolio 2013 Semi-Annual Report

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Media — continued
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	240,000		$262,800
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	500,000		495,000	(a)(b)
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	4.500%	10/1/20	360,000		347,400	(a)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	210,000		219,450	(a)
Polish Television Holding BV, Senior Secured Bonds, step bond	11.250%	5/15/17	250,000	EUR	338,429	(a)
Seat Pagine Gialle SpA, Senior Secured Notes	10.500%	1/31/17	149,000	EUR	50,426	(a)(e)
Sinclair Television Group Inc., Senior Notes	5.375%	4/1/21	350,000		337,750
TVN Finance Corp. III AB, Senior Notes	7.875%	11/15/18	75,000	EUR	99,576	(a)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	760,000		811,300	(a)
Univision Communications Inc., Senior Secured Notes	5.125%	5/15/23	200,000		190,000	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	270,000		294,300	(a)
Ziggo Bond Co. BV, Senior Notes	8.000%	5/15/18	400,000	EUR	557,757	(a)
Total Media					10,217,756
Multiline Retail — 0.3%
Bon-Ton Department Stores Inc., Secured Notes	8.000%	6/15/21	400,000		408,500	(a)
Specialty Retail — 0.9%
AA Bond Co., Ltd., Secured Notes	9.500%	7/31/19	120,000	GBP	191,183	(a)
CST Brands Inc., Senior Notes	5.000%	5/1/23	210,000		205,800	(a)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	431,000	EUR	523,984	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	390,000		368,550
Hot Topic Inc., Senior Secured Notes	9.250%	6/15/21	290,000		295,075	(a)
New Academy Finance Co. LLC/New Academy Finance Corp., Senior Notes	8.000%	6/15/18	40,000		41,200	(a)(b)
Total Specialty Retail					1,625,792
Textiles, Apparel & Luxury Goods — 0.5%
Boardriders SA, Senior Notes	8.875%	12/15/17	550,000	EUR	712,328	(a)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	200,000		161,000	(a)
Total Textiles, Apparel & Luxury Goods					873,328
Total Consumer Discretionary					28,291,318
Consumer Staples — 3.2%
Beverages — 0.2%
Hawk Acquisition Subordinated Inc., Senior Secured Notes	4.250%	10/15/20	360,000		345,150	(a)
Food Products — 1.4%
Boparan Holdings Ltd., Senior Notes	9.875%	4/30/18	300,000	GBP	493,928	(a)
Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes	7.875%	2/1/21	800,000		840,000	(a)
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	171,000		180,833	(a)

See Notes to Financial Statements.

Western Asset Variable Global High Yield Bond Portfolio 2013 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Food Products — continued
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	850,000		$898,875	(a)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	180,000		189,000	(a)
Total Food Products					2,602,636
Household Products — 0.9%
Spectrum Brands Escrow Corp., Senior Notes	6.375%	11/15/20	140,000		147,000	(a)
Spectrum Brands Escrow Corp., Senior Notes	6.625%	11/15/22	180,000		189,000	(a)
Sun Products Corp., Senior Notes	7.750%	3/15/21	530,000		528,675	(a)
Zobele Holding SpA, Senior Secured Notes	7.875%	2/1/18	540,000	EUR	709,920	(a)
Total Household Products					1,574,595
Personal Products — 0.2%
Hypermarcas SA, Notes	6.500%	4/20/21	380,000		385,700	(a)
Tobacco — 0.5%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	820,000		842,550
Total Consumer Staples					5,750,631
Energy — 14.5%
Energy Equipment & Services — 2.0%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	210,000		218,925
Basic Energy Services Inc., Senior Notes	7.750%	10/15/22	30,000		29,775
Gulfmark Offshore Inc., Senior Notes	6.375%	3/15/22	510,000		508,725
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	450,000		492,750	(a)
Hercules Offshore Inc., Senior Notes	8.750%	7/15/21	420,000		420,000	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	760,000		733,400
Oil States International Inc., Senior Notes	5.125%	1/15/23	440,000		462,000	(a)
Pacific Drilling SA, Senior Secured Notes	5.375%	6/1/20	330,000		309,375	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	440,000		477,400
Total Energy Equipment & Services					3,652,350
Oil, Gas & Consumable Fuels — 12.5%
Access Midstream Partner LP/ACMP Finance Corp., Senior Notes	4.875%	5/15/23	580,000		540,850
Alliance Oil Co., Ltd., Senior Notes	7.000%	5/4/20	580,000		529,975	(a)
Arch Coal Inc., Senior Notes	7.000%	6/15/19	270,000		226,125
Arch Coal Inc., Senior Notes	9.875%	6/15/19	670,000		639,850	(a)
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	6.625%	10/1/20	160,000		161,200	(a)
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	4.750%	11/15/21	120,000		108,150	(a)
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	5.875%	8/1/23	430,000		410,650	(a)

See Notes to Financial Statements.

8	Western Asset Variable Global High Yield Bond Portfolio 2013 Semi-Annual Report

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	20,000	$20,025
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	330,000	354,750
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	330,000	360,525	(a)
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	270,000	282,150
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	600,000	609,000
Concho Resources Inc., Senior Notes	5.500%	10/1/22	50,000	49,750
Concho Resources Inc., Senior Notes	5.500%	4/1/23	320,000	316,800
Continental Resources Inc., Senior Notes	4.500%	4/15/23	850,000	827,687	(a)
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	781,376	763,795	(a)(b)(c)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	370,000	394,050
CVR Refining LLC/Coffeyville Finance Inc., Senior Secured Notes	6.500%	11/1/22	350,000	344,750	(a)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	580,000	688,750
EDC Finance Ltd., Senior Notes	4.875%	4/17/20	500,000	458,750	(a)
EPE Holdings LLC/EP Energy Bond Co. Inc., Senior Notes	8.125%	12/15/17	17,158	17,587	(a)(b)
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	680,000	665,958	(a)
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	520,000	521,300
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	200,000	195,000
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	190,000	196,650	(a)
Indo Integrated Energy II BV, Senior Secured Notes	9.750%	11/5/16	520,000	550,225	(a)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	480,000	523,200
Lukoil International Finance BV, Bonds	6.356%	6/7/17	250,000	277,488	(a)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	530,000	579,025	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	440,000	448,800	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	290,000	295,800	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	247,000	255,645
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.250%	6/15/22	84,000	86,940
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	4.500%	7/15/23	220,000	202,400
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	650,000	474,500
Novatek Finance Ltd., Notes	6.604%	2/3/21	400,000	432,000	(a)
Overseas Shipholding Group Inc., Senior Notes	8.750%	12/1/13	100,000	87,500	(e)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	635,000	549,275	(e)
Pacific Drilling V Ltd., Senior Secured Notes	7.250%	12/1/17	400,000	418,000	(a)
Pacific Rubiales Energy Corp., Senior Notes	7.250%	12/12/21	390,000	414,375	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	68,000	66,130	(a)

See Notes to Financial Statements.

Western Asset Variable Global High Yield Bond Portfolio 2013 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	29,000	$28,203	(a)
Peabody Energy Corp., Senior Notes	6.000%	11/15/18	230,000	231,438
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	340,000	345,100
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	630,000	584,225
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	320,000	400,800	(a)
QEP Resources Inc., Senior Notes	5.250%	5/1/23	30,000	29,400
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	700,000	623,000	(a)
Range Resources Corp., Senior Notes	5.000%	8/15/22	90,000	88,425
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	150,000	160,500
Range Resources Corp., Senior Subordinated Notes	5.750%	6/1/21	100,000	103,500
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.875%	12/1/18	30,000	31,725
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	100,000	105,000
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.500%	4/15/23	30,000	29,700
Samson Investment Co., Senior Notes	10.000%	2/15/20	1,000,000	1,058,750	(a)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	340,000	332,350	(a)
SandRidge Energy Inc., Senior Notes	7.500%	3/15/21	130,000	124,800
SandRidge Energy Inc., Senior Notes	7.500%	2/15/23	50,000	47,750
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	320,000	334,400	(a)
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	190,000	193,325	(a)
Summit Midstream Holdings LLC/Summit Mindstream Finance Corp., Senior Notes	7.500%	7/1/21	240,000	244,800	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.375%	8/1/22	188,000	197,870
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.250%	5/1/23	80,000	77,000	(a)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	220,000	245,025	(a)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	490,000	559,825	(a)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	150,000	171,375	(a)
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	790,000	545,100	(a)
Total Oil, Gas & Consumable Fuels				22,238,766
Total Energy				25,891,116
Financials — 5.2%
Commercial Banks — 1.9%
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	250,000	318,416	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	220,000	216,425
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	250,000	257,669

See Notes to Financial Statements.

10	Western Asset Variable Global High Yield Bond Portfolio 2013 Semi-Annual Report

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Commercial Banks — continued
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	300,000		$319,125	(a)(f)(g)
Deutsche Postbank Funding Trust IV, Subordinated Notes	5.983%	6/29/17	650,000	EUR	781,348	(a)(f)(g)
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	530,000		551,901	(a)(g)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	90,000		116,143	(a)(f)(g)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	670,000		619,750	(f)(g)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	30,000		30,683
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	160,000		168,389
Total Commercial Banks					3,379,849
Consumer Finance — 0.2%
General Motors Financial Co. Inc., Senior Notes	4.250%	5/15/23	240,000		224,100	(a)
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	160,000		178,400
Total Consumer Finance					402,500
Diversified Financial Services — 2.3%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	120,000		117,000	(a)
ING Group NV, Subordinated Bonds	5.140%	3/17/16	550,000	GBP	748,687	(f)(g)
International Lease Finance Corp., Senior Notes	3.875%	4/15/18	50,000		47,094
International Lease Finance Corp., Senior Notes	4.625%	4/15/21	180,000		165,938
International Lease Finance Corp., Senior Notes	8.625%	1/15/22	1,280,000		1,478,400
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	250,000		239,375	(f)(g)
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	7.875%	10/1/20	210,000		223,650
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	430,000		461,175
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000		538,750	(a)(f)
Total Diversified Financial Services					4,020,069
Insurance — 0.7%
ELM BV, Subordinated Notes	5.252%	5/25/16	500,000	EUR	660,169	(f)(g)
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	190,000		185,250	(a)
ING Capital Funding Trust III, Junior Subordinated Bonds	3.884%	9/30/13	370,000		357,050	(f)(g)
Total Insurance					1,202,469
Real Estate Management & Development — 0.1%
Realogy Group LLC, Senior Secured Notes	7.625%	1/15/20	210,000		228,375	(a)
Total Financials					9,233,262
Health Care — 4.6%
Health Care Equipment & Supplies — 0.8%
Alere Inc., Senior Subordinated Notes	6.500%	6/15/20	350,000		340,812	(a)
Biomet Inc., Senior Notes	6.500%	8/1/20	80,000		82,850
Hologic Inc., Senior Notes	6.250%	8/1/20	240,000		250,050

See Notes to Financial Statements.

Western Asset Variable Global High Yield Bond Portfolio 2013 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Health Care Equipment & Supplies — continued
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	680,000		$603,500
Ontex IV SA, Senior Notes	9.000%	4/15/19	120,000	EUR	157,526	(a)
Total Health Care Equipment & Supplies					1,434,738
Health Care Providers & Services — 3.3%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	247,000		297,635
Acadia Healthcare Co. Inc., Senior Notes	6.125%	3/15/21	330,000		331,650	(a)
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	1,375,000		1,399,922
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	510,000		535,500
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	480,000		519,600
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.875%	1/31/22	310,000		327,825	(a)
HCA Holdings Inc., Senior Notes	6.250%	2/15/21	660,000		674,850
HCA Inc., Senior Secured Notes	7.250%	9/15/20	130,000		139,912
INC Research LLC, Senior Notes	11.500%	7/15/19	180,000		194,400	(a)
Labco SAS, Senior Secured Notes	8.500%	1/15/18	464,000	EUR	634,164	(a)
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	550,000		316,250	(a)(e)
Radnet Management Inc., Senior Notes	10.375%	4/1/18	560,000		602,000
Total Health Care Providers & Services					5,973,708
Pharmaceuticals — 0.5%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	307,000	EUR	440,566	(a)
Rottapharm Ltd., Senior Notes	6.125%	11/15/19	100,000	EUR	130,790	(a)
UCB SA, Subordinated Notes	7.750%	3/18/16	200,000	EUR	277,251	(a)(f)(g)
Total Pharmaceuticals					848,607
Total Health Care					8,257,053
Industrials — 12.1%
Aerospace & Defense — 0.8%
Ducommun Inc., Senior Notes	9.750%	7/15/18	350,000		384,125
Erickson Air-Crane Inc., Senior Secured Notes	8.250%	5/1/20	810,000		790,763	(a)
GenCorp Inc., Secured Notes	7.125%	3/15/21	270,000		280,800	(a)
Total Aerospace & Defense					1,455,688
Airlines — 2.1%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	430,000		434,171	(a)
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	205,481		216,269	(a)
American Airlines, Pass-Through Trust, Secured Notes	5.625%	1/15/21	260,000		269,100	(a)
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	79,140		87,054
Hawaiian Airlines, Pass-Through Certificates, Senior Secured Bonds	4.950%	1/15/22	480,000		454,800
Heathrow Finance PLC, Senior Secured Notes	7.125%	3/1/17	500,000	GBP	812,111	(a)

See Notes to Financial Statements.

12	Western Asset Variable Global High Yield Bond Portfolio 2013 Semi-Annual Report

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Airlines — continued
United Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	566,419		$594,740
United Airlines Inc., Pass-Through Certificates	8.388%	11/1/20	105,826		113,371
United Airlines Inc., Pass-Through Certificates, Secured Notes	6.250%	4/11/20	240,000		246,600
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.125%	4/29/18	260,000		262,600
US Airways, Pass-Through Trust, Secured Bonds	6.750%	6/3/21	60,000		62,400
US Airways, Pass-Through Trust, Senior Secured Bonds	5.375%	11/15/21	220,000		217,800
Total Airlines					3,771,016
Building Products — 1.0%
Andrade Gutierrez International SA, Senior Notes	4.000%	4/30/18	570,000		537,225	(a)
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	370,000		374,625	(a)
Builders FirstSource Inc., Senior Secured Notes	7.625%	6/1/21	180,000		174,600	(a)
Building Materials Corp. of America, Senior Secured Notes	7.500%	3/15/20	130,000		139,750	(a)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	160,000		164,800	(a)
Reliance Intermediate Holdings LP, Senior Secured Notes	9.500%	12/15/19	100,000		108,500	(a)
Spie BondCo 3 SCA, Secured Notes	11.000%	8/15/19	243,000	EUR	338,916	(a)
Total Building Products					1,838,416
Commercial Services & Supplies — 1.7%
ARC Document Solutions Inc., Senior Notes	10.500%	12/15/16	510,000		511,275
JM Huber Corp., Senior Notes	9.875%	11/1/19	250,000		281,250	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	800,000		832,000
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	60,000		66,000
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	463,000		501,198	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	252,000		272,790	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	130,000		123,825	(a)
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	330,000		358,875
Total Commercial Services & Supplies					2,947,213
Construction & Engineering — 1.0%
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	530,000		510,125	(a)
Odebrecht Finance Ltd., Senior Notes	4.375%	4/25/25	1,020,000		915,450	(a)
PH Holding LLC, Secured Notes	9.750%	12/31/17	340,000		353,910	(c)(d)
Total Construction & Engineering					1,779,485

See Notes to Financial Statements.

Western Asset Variable Global High Yield Bond Portfolio 2013 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Electrical Equipment — 0.5%
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	340,000		$346,800	(a)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	340,000		336,600	(a)
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	100,000	EUR	129,514	(a)
Total Electrical Equipment					812,914
Machinery — 1.2%
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	950,000		997,500	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	390,000		419,250	(a)
KION Finance SA, Senior Secured Notes	6.750%	2/15/20	379,000	EUR	533,408	(a)
KM Germany Holdings GmbH, Senior Secured Notes	8.750%	12/15/20	170,000	EUR	228,140	(a)
Total Machinery					2,178,298
Marine — 0.8%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	448,959		422,021	(b)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	435,000		437,175
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	320,000		328,800
Ultrapetrol Bahamas Ltd., Senior Secured Mortgage Notes	8.875%	6/15/21	310,000		311,550	(a)
Total Marine					1,499,546
Road & Rail — 0.5%
Gategroup Finance Luxembourg SA, Senior Notes	6.750%	3/1/19	100,000	EUR	129,514	(a)
HDTFS Inc., Senior Notes	6.250%	10/15/22	280,000		293,650
Jack Cooper Holdings Corp., Senior Secured Notes	9.250%	6/1/20	520,000		521,300	(a)
Total Road & Rail					944,464
Trading Companies & Distributors — 0.6%
Ashtead Capital Inc., Senior Secured Notes	6.500%	7/15/22	260,000		272,350	(a)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	350,000		366,625
Rexel SA, Senior Notes	5.250%	6/15/20	340,000		340,850	(a)
Total Trading Companies & Distributors					979,825
Transportation — 1.9%
CMA CGM, Senior Notes	8.500%	4/15/17	150,000		132,750	(a)
CMA CGM, Senior Notes	8.875%	4/15/19	600,000	EUR	713,044	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	190,000		196,650	(a)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	700,000		696,500	(a)(b)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	580,000		617,700	(a)

See Notes to Financial Statements.

14	Western Asset Variable Global High Yield Bond Portfolio 2013 Semi-Annual Report

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Transportation — continued
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	480,000		$511,200	(a)
Watco Cos., LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	480,000		480,000	(a)
Total Transportation					3,347,844
Total Industrials					21,554,709
Information Technology — 1.7%
Electronic Equipment, Instruments & Components — 0.4%
NXP BV/NXP Funding LLC, Senior Notes	5.750%	3/15/23	370,000		373,700	(a)
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	142,000		159,572	(a)
Techem GmbH, Senior Secured Notes	6.125%	10/1/19	150,000	EUR	205,498	(a)
Total Electronic Equipment, Instruments & Components					738,770
Internet Software & Services — 0.5%
VeriSign Inc., Senior Notes	4.625%	5/1/23	560,000		546,000	(a)
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	300,000		327,000
Total Internet Software & Services					873,000
IT Services — 0.4%
First Data Corp., Senior Secured Notes	6.750%	11/1/20	640,000		654,400	(a)
Software — 0.4%
Audatex North America Inc., Senior Notes	6.000%	6/15/21	370,000		370,925	(a)
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	450,000		461,250	(a)
Total Software					832,175
Total Information Technology					3,098,345
Materials — 13.5%
Chemicals — 1.0%
Axiall Corp., Senior Notes	4.875%	5/15/23	330,000		314,737	(a)
Hexion US Finance Corp., Senior Secured Notes	6.625%	4/15/20	240,000		240,600	(a)
INEOS Group Holdings SA, Senior Notes	7.875%	2/15/16	201,481	EUR	263,228	(a)
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	150,000	EUR	216,725	(a)
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	130,000	EUR	187,828	(a)
Nufarm Australia Ltd., Senior Notes	6.375%	10/15/19	170,000		170,425	(a)
Styrolution GmbH, Senior Secured Notes	7.625%	5/15/16	240,000	EUR	322,549	(a)
Total Chemicals					1,716,092
Construction Materials — 1.5%
American Builders & Contractors Supply Co. Inc., Senior Notes	5.625%	4/15/21	390,000		384,150	(a)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	400,000		438,000	(a)

See Notes to Financial Statements.

Western Asset Variable Global High Yield Bond Portfolio 2013 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Construction Materials — continued
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	260,000		$284,700	(a)
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	1,550,000		1,635,250	(a)
Total Construction Materials					2,742,100
Containers & Packaging — 2.4%
Ardagh Packaging Finance PLC, Senior Notes	9.250%	10/15/20	375,000	EUR	513,745	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	250,000		266,562	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	7.375%	10/15/17	390,000	EUR	534,294	(a)
Beverage Packaging Holdings Luxembourg II SA, Senior Secured Notes	9.500%	6/15/17	70,000	EUR	92,938	(a)
Pactiv LLC, Senior Notes	7.950%	12/15/25	1,720,000		1,539,400
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.000%	4/15/19	550,000		570,625
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	720,000		765,000	(a)
Total Containers & Packaging					4,282,564
Metals & Mining — 7.2%
ArcelorMittal, Senior Notes	6.000%	3/1/21	700,000		701,750
ArcelorMittal, Senior Notes	6.750%	2/25/22	400,000		412,000
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	350,000		309,750	(a)
Barrick Gold Corp., Notes	4.100%	5/1/23	110,000		92,079	(a)
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	660,000		653,400	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	190,000		185,963	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	186,000		182,048	(a)
Evraz Group SA, Notes	6.750%	4/27/18	1,170,000		1,123,200	(a)
Evraz Group SA, Senior Notes	9.500%	4/24/18	370,000		394,050	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.375%	2/1/16	20,000		20,000	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	850,000		879,750	(a)
Gerdau Holdings Inc., Senior Notes	7.000%	1/20/20	354,000		375,240	(a)
JW Aluminum Co., Senior Secured Notes	11.500%	11/15/17	590,000		594,425	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	800,000		592,000	(a)(d)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	280,000		224,000	(a)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	390,000		380,250
New World Resources NV, Senior Notes	7.875%	1/15/21	350,000	EUR	134,396	(a)
Noranda Aluminum Acquisition Corp., Senior Notes	11.000%	6/1/19	320,000		305,600	(a)
Prince Mineral Holding Corp., Senior Secured Notes	11.500%	12/15/19	350,000		376,250	(a)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	480,000		482,400	(a)
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	120,000		156,076

See Notes to Financial Statements.

16	Western Asset Variable Global High Yield Bond Portfolio 2013 Semi-Annual Report

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — continued
Ryerson Inc./Joseph T Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	700,000	$713,125	(a)
Southern Copper Corp., Senior Notes	6.750%	4/16/40	60,000	59,592
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	490,000	453,250	(a)
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	230,000	244,375	(a)
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	150,000	153,750	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	330,000	318,450
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	550,000	569,937
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	670,000	688,425	(a)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	860,000	875,050	(a)
Vedanta Resources PLC, Senior Notes	6.000%	1/31/19	230,000	219,650	(a)
Total Metals & Mining				12,870,231
Paper & Forest Products — 1.4%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	441,000	491,715
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	430,000	429,225
Fibria Overseas Finance Ltd., Senior Notes	7.500%	5/4/20	143,000	155,155	(a)
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	390,000	421,785	(a)
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	600,000	538,500	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	380,000	393,300
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	146,000	100,740
Total Paper & Forest Products				2,530,420
Total Materials				24,141,407
Telecommunication Services — 8.1%
Diversified Telecommunication Services — 4.3%
Axtel SAB de CV, Senior Secured Notes	7.000%	1/31/20	437,000	406,410	(a)
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	470,000	514,650	(a)
Digicel Group Ltd., Senior Notes	8.250%	9/30/20	400,000	416,000	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	430,000	453,650
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	160,000	168,800
Intelsat Jackson Holdings SA, Senior Notes	5.500%	8/1/23	580,000	548,100	(a)
Koninklijke KPN NV, Senior Subordinated Notes	7.000%	3/28/73	200,000	189,505	(a)(f)
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	610,000	651,937
Telefonica Emisiones SAU, Senior Notes	5.462%	2/16/21	840,000	868,093
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	350,000	349,125
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	100,000	109,500	(a)

See Notes to Financial Statements.

Western Asset Variable Global High Yield Bond Portfolio 2013 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Diversified Telecommunication Services — continued
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, Senior Secured Notes	5.500%	1/15/23	200,000		$190,000	(a)
UPCB Finance V Ltd., Senior Secured Notes	7.250%	11/15/21	530,000		563,125	(a)
Vimpel Communications, Notes	6.493%	2/2/16	200,000		209,500	(a)
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	210,000		219,450	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	1,182,524		1,197,306	(a)(b)
Windstream Corp., Senior Notes	7.500%	4/1/23	600,000		612,000
Total Diversified Telecommunication Services					7,667,151
Wireless Telecommunication Services — 3.8%
Matterhorn Midco & Cy SCA, Senior Notes	7.750%	2/15/20	330,000	EUR	423,101	(a)
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	230,000		246,100
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	200,000	GBP	311,795	(a)
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	100,000	GBP	155,897	(a)
SoftBank Corp., Senior Notes	4.500%	4/15/20	410,000		395,240	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	1,370,000		1,322,050
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	860,000		950,300
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	970,000		1,137,325	(a)
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	300,000		321,750
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	1,130,000		1,172,375	(a)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	290,000		300,875	(a)
Total Wireless Telecommunication Services					6,736,808
Total Telecommunication Services					14,403,959
Utilities — 3.2%
Electric Utilities — 1.5%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	120,000		127,800
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	1,085,764		1,115,622
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	1,080,000		1,123,200
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	305,498		287,168	(e)
Total Electric Utilities					2,653,790
Gas Utilities — 0.2%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	60,000		79,885
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	250,000		261,250
Total Gas Utilities					341,135
Independent Power Producers & Energy Traders — 1.4%
AES Corp., Senior Notes	4.875%	5/15/23	300,000		280,500
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	340,000		346,800
Colbun SA, Senior Notes	6.000%	1/21/20	240,000		256,824	(a)

See Notes to Financial Statements.

18	Western Asset Variable Global High Yield Bond Portfolio 2013 Semi-Annual Report

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Independent Power Producers & Energy Traders — continued
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Secured Notes	12.250%	3/1/22	500,000		$555,000	(a)
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	470,000		495,850	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	610,000		643,550	(a)
Total Independent Power Producers & Energy Traders					2,578,524
Multi-Utilities — 0.1%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	150,000		172,500	(a)
Total Utilities					5,745,949
Total Corporate Bonds & Notes (Cost — $145,084,913)					146,367,749
Collateralized Senior Loans — 2.5%
Consumer Discretionary — 0.9%
Hotels, Restaurants & Leisure — 0.8%
Equinox Holdings Inc., Second Lien Term Loan	9.750%	5/16/20	450,000		456,750	(h)
Stockbridge SBE Holdings LLC, Term Loan B	13.000%	5/2/17	860,000		894,400	(h)
Total Hotels, Restaurants & Leisure					1,351,150
Specialty Retail — 0.1%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	220,000		212,942	(h)
Total Consumer Discretionary					1,564,092
Consumer Staples — 0.1%
Food Products — 0.1%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	170,000		173,683	(h)
Energy — 0.5%
Energy Equipment & Services — 0.3%
Frac Tech International LLC, Term Loan B	8.500%	5/6/16	450,000		435,536	(h)
Oil, Gas & Consumable Fuels — 0.2%
Chesapeake Energy Corp., New Term Loan	5.750%	12/1/17	340,000		344,486	(h)
Total Energy					780,022
Industrials — 0.5%
Machinery — 0.5%
Gardner Denver Inc., Bridge Loan	—	7/1/13	920,000		920,000	(c)(d)(i)
Information Technology — 0.1%
IT Services — 0.1%
First Data Corp., Extended 2018 Term Loan B	4.193%	3/24/18	212,079		207,174	(h)
Materials — 0.4%
Chemicals — 0.4%
Kerling PLC, Term Loan	10.000%	6/30/16	300,000	EUR	394,400	(h)
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	340,000		352,750	(h)
Total Materials					747,150
Total Collateralized Senior Loans (Cost — $4,258,342)					4,392,121

See Notes to Financial Statements.

Western Asset Variable Global High Yield Bond Portfolio 2013 Semi-Annual Report	19

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Convertible Bonds & Notes — 0.0%
Telecommunication Services — 0.0%
Diversified Telecommunication Services — 0.0%
Axtel SAB de CV, Senior Secured Notes (Cost — $77,328)	7.000%	1/31/20	498,100	MXN	$57,662	(a)
Sovereign Bonds — 10.2%
Argentina — 0.5%
Republic of Argentina, Senior Bonds	7.000%	10/3/15	1,083,000		926,482
Brazil — 0.6%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	159,000	BRL	71,573
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	2,075,000	BRL	910,287
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	182,000	BRL	77,937
Total Brazil					1,059,797
Mexico — 2.5%
Mexican Bonos, Bonds	6.500%	6/9/22	55,107,000	MXN	4,491,471
Russia — 0.5%
Russian Federal Bond, Bonds	7.400%	6/14/17	22,520,000	RUB	699,118
Russian Federal Bond, Bonds	7.500%	3/15/18	5,000,000	RUB	157,317
Total Russia					856,435
Turkey — 2.9%
Republic of Turkey, Bonds	9.000%	3/8/17	1,500,000	TRY	804,946
Republic of Turkey, Notes	6.750%	5/30/40	1,270,000		1,408,113
Republic of Turkey, Senior Notes	6.250%	9/26/22	2,640,000		2,930,400
Total Turkey					5,143,459
Venezuela — 3.2%
Bolivarian Republic of Venezuela, Senior Bonds	5.750%	2/26/16	4,200,000		3,769,500	(a)
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	2,430,000		2,029,050	(a)
Total Venezuela					5,798,550
Total Sovereign Bonds (Cost — $18,292,775)					18,276,194

			Shares
Common Stocks — 1.0%
Consumer Discretionary — 0.1%
Hotels, Restaurants & Leisure — 0.1%
Bossier Casino Venture Holdco Inc.			26,303		52,606	*(c)(d)
Household Durables — 0.0%
William Lyon Homes, Class A Shares			1,301		32,798	*
Media — 0.0%
New Cotai LLC/New Cotai Capital Corp., Class B Shares			2		0	*(c)(d)(j)
Total Consumer Discretionary					85,404

See Notes to Financial Statements.

20	Western Asset Variable Global High Yield Bond Portfolio 2013 Semi-Annual Report

Western Asset Variable Global High Yield Bond Portfolio

Security		Shares	Value
Energy — 0.4%
Energy Equipment & Services — 0.4%
KCAD Holdings I Ltd.		75,024,286	$695,475	*(c)(d)
Financials — 0.1%
Diversified Financial Services — 0.1%
Citigroup Inc.		3,909	187,515
Industrials — 0.4%
Building Products — 0.0%
Nortek Inc.		437	28,156	*
Marine — 0.4%
DeepOcean Group Holding AS		19,935	441,959	*(c)(d)
Horizon Lines Inc., Class A Shares		212,508	286,886	*
Total Marine			728,845
Total Industrials			757,001
Total Common Stocks (Cost — $2,138,381)			1,725,395

	Rate
Convertible Preferred Stocks — 0.0%
Materials — 0.0%
Metals & Mining — 0.0%
ArcelorMittal (Cost — $92,500)	6.000%	3,700	69,449
Preferred Stocks — 2.7%
Energy — 0.3%
Oil, Gas & Consumable Fuels — 0.3%
Sanchez Energy Corp., Series B	6.500%	8,800	522,984	(a)
Financials — 2.3%
Commercial Banks — 0.1%
Santander Finance Preferred SA Unipersonal	10.500%	190	203,122	(f)
Consumer Finance — 1.6%
GMAC Capital Trust I	8.125%	110,217	2,871,153	(f)
Diversified Financial Services — 0.6%
Citigroup Capital XIII	7.875%	36,975	1,029,753	(f)
Total Financials			4,104,028
Industrials — 0.1%
Road & Rail — 0.1%
Jack Cooper Holdings Corp.	20.000%	1,380	167,670	(a)(c)(d)(f)
Total Preferred Stocks (Cost — $4,564,232)			4,794,682

See Notes to Financial Statements.

Western Asset Variable Global High Yield Bond Portfolio 2013 Semi-Annual Report	21

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Variable Global High Yield Bond Portfolio

Security	Expiration Date	Notional Amount†	Value
Purchased Options — 0.0%
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.20 Index, Put @ $103.00 (Cost — $40,950)	7/17/13	3,500,000	$39,137

		Warrants
Warrants — 0.1%
Jack Cooper Holdings Corp.	12/15/17	627	68,970	*
Jack Cooper Holdings Corp.	5/6/18	309	33,990	*
SemGroup Corp.	11/30/14	2,628	75,949	*(c)(d)
Total Warrants (Cost — $16,894)			178,909
Total Investments — 98.5% (Cost — $174,566,315#)			175,901,298
Other Assets in Excess of Liabilities — 1.5%			2,702,146
Total Net Assets — 100.0%			$178,603,444

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(d)	Illiquid security.

(e)	The coupon payment on these securities is currently in default as of June 30, 2013.

(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(i)	All or a portion of this loan is unfunded as of June 30, 2013. The interest rate for fully unfunded term loans is to be determined.

(j)	Value is less than $1.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
MXN	— Mexican Peso
OJSC	— Open Joint Stock Company
RUB	— Russian Ruble
TRY	— Turkish Lira

See Notes to Financial Statements.

22	Western Asset Variable Global High Yield Bond Portfolio 2013 Semi-Annual Report

Western Asset Variable Global High Yield Bond Portfolio

Schedule of Written Options (unaudited)
Security	Expiration Date	Strike Price	Notional Amount1†	Value
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.HY.20 Index, Put (Premiums received — $15,400)	7/17/13	$100.00	3,500,000	$10,482

[1]

In the event an option is exercised and a credit event occurs as defined under the terms of the swap agreement, the notional amount is the maximum potential amount that could be required to be paid as a seller of credit protection or received as a buyer of credit protection.

†	Notional amount denominated in U.S. dollars, unless otherwise noted.

See Notes to Financial Statements.

Western Asset Variable Global High Yield Bond Portfolio 2013 Semi-Annual Report	23

Statement of assets and liabilities (unaudited)

June 30, 2013

Assets:
Investments, at value (Cost — $174,566,315)	$175,901,298
Foreign currency, at value (Cost — $249,117)	249,504
Cash	1,165,963
Interest and dividends receivable	3,312,550
Receivable for securities sold	932,322
Receivable for Portfolio shares sold	283,736
Unrealized appreciation on forward foreign currency contracts	156,576
Deposits with brokers for open futures contracts	11,006
Prepaid expenses	773
Total Assets	182,013,728

Liabilities:
Payable for securities purchased	3,009,410
Payable for Portfolio shares repurchased	175,611
Investment management fee payable	107,464
Written options, at value (premiums received — $15,400)	10,482
Unrealized depreciation on forward foreign currency contracts	9,291
Service and/or distribution fees payable	5,940
Payable to broker — variation margin on open futures contracts	1,516
Accrued expenses	90,570
Total Liabilities	3,410,284
Total Net Assets	$178,603,444

Net Assets:
Par value (Note 7)	$218
Paid-in capital in excess of par value	187,143,807
Undistributed net investment income	6,480,768
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(16,494,014)
Net unrealized appreciation on investments, futures contracts, written options and foreign currencies	1,472,665
Total Net Assets	$178,603,444

Shares Outstanding:
Class I	18,413,620
Class II	3,371,750

Net Asset Value:
Class I	$8.17
Class II	$8.33

See Notes to Financial Statements.

24	Western Asset Variable Global High Yield Bond Portfolio 2013 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended June 30, 2013

Investment Income:
Interest	$7,426,196
Dividends	146,395
Total Investment Income	7,572,591

Expenses:
Investment management fee (Note 2)	685,908
Shareholder reports	39,123
Service and/or distribution fees (Notes 2 and 5)	33,967
Audit and tax	20,701
Legal fees	19,309
Fund accounting fees	9,212
Custody fees	7,568
Transfer agent fees (Note 5)	6,693
Insurance	2,256
Trustees’ fees	1,404
Miscellaneous expenses	2,856
Total Expenses	828,997
Net Investment Income	6,743,594

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	2,615,812
Futures contracts	5,037
Written options	113,804
Swap contracts	(1,158,809)
Foreign currency transactions	(55,347)
Net Realized Gain	1,520,497
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(7,288,850)
Futures contracts	(6,877)
Written options	58,514
Swap contracts	250,486
Foreign currencies	529,956
Change in Net Unrealized Appreciation (Depreciation)	(6,456,771)
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	(4,936,274)
Increase in Net Assets From Operations	$1,807,320

See Notes to Financial Statements.

Western Asset Variable Global High Yield Bond Portfolio 2013 Semi-Annual Report	25

Statements of changes in net assets

For the Six Months Ended June 30, 2013 (unaudited) and the Year Ended December 31, 2012	2013	2012

Operations:
Net investment income	$6,743,594	$12,519,148
Net realized gain	1,520,497	2,225,173
Change in net unrealized appreciation (depreciation)	(6,456,771)	13,185,684
Increase in Net Assets From Operations	1,807,320	27,930,005

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(200,009)	(13,027,132)
Decrease in Net Assets From Distributions to Shareholders	(200,009)	(13,027,132)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	30,207,824	56,666,823
Reinvestment of distributions	200,009	13,027,132
Cost of shares repurchased	(43,090,394)	(41,624,318)
Increase (Decrease) in Net Assets From Portfolio Share Transactions	(12,682,561)	28,069,637
Increase (Decrease) in Net Assets	(11,075,250)	42,972,510

Net Assets:
Beginning of period	189,678,694	146,706,184
End of period*	$178,603,444	$189,678,694
* Includes undistributed (overdistributed) net investment income, respectively, of:	$6,480,768	$(62,817)

See Notes to Financial Statements.

26	Western Asset Variable Global High Yield Bond Portfolio 2013 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1]	2013[2]	2012	2011	2010	2009	2008

Net asset value, beginning of period	$8.12	$7.38	$7.90	$7.50	$5.30	$9.05

Income (loss) from operations:
Net investment income	0.29	0.60	0.62	0.68	0.80	0.82
Net realized and unrealized gain (loss)	(0.23)	0.74	(0.50)	0.44	2.13	(3.66)
Total income (loss) from operations	0.06	1.34	0.12	1.12	2.93	(2.84)

Less distributions from:
Net investment income	(0.01)	(0.60)	(0.64)	(0.72)	(0.73)	(0.91)
Total distributions	(0.01)	(0.60)	(0.64)	(0.72)	(0.73)	(0.91)

Net asset value, end of period	$8.17	$8.12	$7.38	$7.90	$7.50	$5.30
Total return[3]	0.73%	18.33%	1.58%	15.07%	55.55%	(30.82)%

Net assets, end of period (000s)	$150,501	$164,191	$118,714	$121,188	$123,458	$63,782

Ratios to average net assets:
Gross expenses	0.81%[4]	0.87%	0.94%	0.91%	0.91%	1.12%
Net expenses[5,6]	0.81 [4]	0.87	0.94 [7]	0.91	0.91	0.98 [7]
Net investment income	6.92 [4]	7.48	7.70	8.49	11.79	10.01

Portfolio turnover rate	41%	73%	77%	108%	80%	66%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2013 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent. Prior to August 1, 2012, the expense limitation was 1.00%.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Variable Global High Yield Bond Portfolio 2013 Semi-Annual Report	27

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class II Shares[1]	2013[2]	2012	2011	2010	2009	2008

Net asset value, beginning of period	$8.29	$7.50	$8.01	$7.58	$5.33	$9.08

Income (loss) from operations:
Net investment income	0.28	0.59	0.61	0.66	0.78	0.80
Net realized and unrealized gain (loss)	(0.23)	0.76	(0.51)	0.45	2.15	(3.67)
Total income (loss) from operations	0.05	1.35	0.10	1.11	2.93	(2.87)

Less distributions from:
Net investment income	(0.01)	(0.56)	(0.61)	(0.68)	(0.68)	(0.88)
Total distributions	(0.01)	(0.56)	(0.61)	(0.68)	(0.68)	(0.88)

Net asset value, end of period	$8.33	$8.29	$7.50	$8.01	$7.58	$5.33
Total return[3]	0.71%	18.08%	1.27%	14.70%	55.14%	(31.01)%

Net assets, end of period (000s)	$28,102	$25,488	$27,992	$28,596	$29,569	$21,332

Ratios to average net assets:
Gross expenses	1.08%[4]	1.15%	1.20%	1.17%	1.24%	1.21%
Net expenses[5,6]	1.08 [4]	1.15 [7]	1.20 [7]	1.17	1.24	1.19 [7]
Net investment income	6.66 [4]	7.23	7.43	8.22	11.67	9.73

Portfolio turnover rate	41%	73%	77%	108%	80%	66%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2013 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class II shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent. Prior to August 1, 2012, the expense limitation was 1.25%.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

28	Western Asset Variable Global High Yield Bond Portfolio 2013 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Variable Global High Yield Bond Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

Western Asset Variable Global High Yield Bond Portfolio 2013 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

30	Western Asset Variable Global High Yield Bond Portfolio 2013 Semi-Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$144,856,349	$1,511,400	$146,367,749
Collateralized senior loans	—	4,392,121	—	4,392,121
Convertible bonds & notes	—	57,662	—	57,662
Sovereign bonds	—	18,276,194	—	18,276,194
Common stocks	$535,355	—	1,190,040	1,725,395
Convertible preferred stocks	69,449	—	—	69,449
Preferred stocks	4,104,028	690,654	—	4,794,682
Purchased options	—	39,137	—	39,137
Warrants	—	178,909	—	178,909
Total investments	$4,708,832	$168,491,026	$2,701,440	$175,901,298
Other financial instruments:
Futures contracts	$8,399	—	—	$8,399
Forward foreign currency contracts	—	$156,576	—	156,576
Total other financial instruments	$8,399	$156,576	—	$164,975
Total	$4,717,231	$168,647,602	$2,701,440	$176,066,273

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	—	$10,482	—	$10,482
Futures contracts	$15,276	—	—	15,276
Forward foreign currency contracts	—	9,291	—	9,291
Total	$15,276	$19,773	—	$35,049

†	See Schedule of Investments for additional detailed categorizations.

Western Asset Variable Global High Yield Bond Portfolio 2013 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Corporate Bonds & Notes	Common Stocks	Total
Balance as of December 31, 2012	$1,302,616	$1,355,382	$2,657,998
Accrued premiums/discounts	5,291	—	5,291
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)[1]	194,144	(165,342)	28,802
Purchases	9,349	—	9,349
Sales	—	—	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Balance as of June 30, 2013	$1,511,400	$1,190,040	$2,701,440
Net change in unrealized appreciation (depreciation) for investments in securities still held at June 30, 2013[1]	$194,144	$(165,342)	$28,802

The Portfolio’s policy is to recognize transfers between levels as of the end of the reporting period.

[1]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Portfolio may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Portfolio acquires a debt security subject to an obligation of the seller to repurchase, and of the Portfolio to resell, the security at an agreed-upon price and time, thereby determining the yield during the Portfolio’s holding period. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian, acting on the Portfolio’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Portfolio generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolio seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Futures contracts. The Portfolio uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

32	Western Asset Variable Global High Yield Bond Portfolio 2013 Semi-Annual Report

Upon entering into a futures contract, the Portfolio is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Portfolio each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Portfolio recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Portfolio’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Portfolio from the exercise of the written put option to form the Portfolio’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Portfolio.

The risk in writing a covered call option is that the Portfolio may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Portfolio enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is closed, through

Western Asset Variable Global High Yield Bond Portfolio 2013 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

either delivery or offset by entering into another forward foreign currency contract, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Swap agreements. The Portfolio invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Portfolio’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Portfolio has credit exposure to the counter-parties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Portfolio’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Portfolio are recognized as a realized gain or loss in the Statement of Operations.

The Portfolio’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. During the six months ended June 30, 2013, the Portfolio did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the six months ended June 30, 2013, see Note 4.

Credit default swaps

The Portfolio enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a

34	Western Asset Variable Global High Yield Bond Portfolio 2013 Semi-Annual Report

stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Portfolio may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Portfolio has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Portfolio could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Portfolio’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty). As the protection seller, the Portfolio’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets

Western Asset Variable Global High Yield Bond Portfolio 2013 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(g) Swaptions. The Portfolio purchases and writes swaption contracts to manage exposure to an underlying instrument. The Portfolio may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Portfolio represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Portfolio represent an option that gives the Portfolio the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Portfolio writes a swaption, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Portfolio realizes a gain equal to the amount of the premium received.

When the Portfolio purchases a swaption, an amount equal to the premium paid by the Portfolio is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Portfolio realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Portfolio does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of

36	Western Asset Variable Global High Yield Bond Portfolio 2013 Semi-Annual Report

assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Loan participations. The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Portfolio assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Portfolio and the borrower. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(j) Unfunded loan commitments. The Portfolio may enter into certain credit agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At June 30, 2013, the Portfolio had sufficient cash and/or securities to cover these commitments.

(k) Credit and market risk. The Portfolio invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Portfolio’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Portfolio. The Portfolio’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(l) Foreign investment risks. The Portfolio’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange

Western Asset Variable Global High Yield Bond Portfolio 2013 Semi-Annual Report	37

Notes to financial statements (unaudited) (cont’d)

restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Portfolio may invest in certain securities or engage in other transactions, where the Portfolio is exposed to counterparty credit risk in addition to broader market risks. The Portfolio may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Portfolio’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Portfolio to increased risk of loss.

The Portfolio has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Portfolio’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of June 30, 2013, the Portfolio held written options and forward foreign currency contracts with credit related contingent features which had a liability position of $19,773. If a contingent feature in the master agreements would have been triggered, the Portfolio would have been required to pay this amount to its derivatives counterparties.

(n) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium

38	Western Asset Variable Global High Yield Bond Portfolio 2013 Semi-Annual Report

and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Portfolio may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(o) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(p) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Portfolio on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(q) Compensating balance arrangements. The Portfolio has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank.

(r) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Portfolio’s financial statements.

Management has analyzed the Portfolio’s tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2013, no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(s) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management

Western Asset Variable Global High Yield Bond Portfolio 2013 Semi-Annual Report	39

Notes to financial statements (unaudited) (cont’d)

Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Portfolio’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly at an annual rate of 0.70% of the Portfolio’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolio. Western Asset Limited and Western Singapore provide certain advisory services to the Portfolio relating to currency transactions and investment in non-U.S. dollar denominated securities and related foreign currency instruments. For its services, LMPFA pays Western Asset 70% of the net investment management fee it receives from the Portfolio. In turn, Western Asset pays Western Asset Limited and Western Singapore a subadvisory fee of 0.30% on the assets managed by Western Asset Limited and Western Singapore.

As a result of expense limitation arrangements between the Portfolio and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I and Class II shares did not exceed 0.90% and 1.15%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Portfolio, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended June 30, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$79,773,104
Sales	87,948,878

40	Western Asset Variable Global High Yield Bond Portfolio 2013 Semi-Annual Report

At June 30, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$6,663,353
Gross unrealized depreciation	(5,328,370)
Net unrealized appreciation	$1,334,983

At June 30, 2013, the Portfolio had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury 10-Year Notes	13	9/13	$1,660,589	$1,645,313	$(15,276)
Contracts to Sell:
U.S. Treasury 30-Year Bonds	2	9/13	280,087	271,688	8,399
Net unrealized loss on open futures contracts					$(6,877)

During the six months ended June 30, 2013, written option transactions for the Portfolio were as follows:

	Notional Amount	Premiums
Written options, outstanding as of December 31, 2012	$20,120,000	$104,984
Options written	15,850,000	104,045
Options closed	—	—
Options exercised	(12,350,000)	(79,825)
Options expired	(20,120,000)	(113,804)
Written options, outstanding as of June 30, 2013	$3,500,000	$15,400

At June 30, 2013, the Portfolio had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Euro	Citibank, N.A.	700,000	$911,325	8/16/13	$(3,254)
Euro	Citibank, N.A.	500,000	650,946	8/16/13	(628)
Euro	Citibank, N.A.	500,000	650,946	8/16/13	(5,409)
					(9,291)
Contracts to Sell:
British Pound	Citibank, N.A.	120,000	182,459	8/16/13	447
British Pound	Citibank, N.A.	476,335	724,265	8/16/13	13,829
British Pound	Credit Suisse	221,262	336,428	8/16/13	7,005
British Pound	UBS AG	100,000	152,049	8/16/13	2,496
British Pound	UBS AG	1,746,488	2,655,525	8/16/13	44,424
Euro	Citibank, N.A.	2,873,283	3,740,706	8/16/13	32,547
Euro	JPMorgan Chase & Co.	330,810	430,679	8/16/13	3,155
Euro	UBS AG	7,794,805	10,147,999	8/16/13	52,673
					156,576
Net unrealized gain on open forward foreign currency contracts					$147,285

Western Asset Variable Global High Yield Bond Portfolio 2013 Semi-Annual Report	41

Notes to financial statements (unaudited) (cont’d)

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2013.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[2]	—	—	$39,137	$39,137
Futures contracts[3]	$8,399	—	—	8,399
Forward foreign currency contracts	—	$156,576	—	156,576
Total	$8,399	$156,576	$39,137	$204,112

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	—	—	$10,482	$10,482
Futures contracts[3]	$15,276	—	—	15,276
Forward foreign currency contracts	—	$9,291	—	9,291
Total	$15,276	$9,291	$10,482	$35,049

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the six months ended June 30, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Portfolio’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	—	$(191,484)	$(191,484)
Written options	—	—	113,804	113,804
Futures contracts	$5,037	—	—	5,037
Swap contracts	—	—	(1,158,809)	(1,158,809)
Forward foreign currency contracts	—	$(60,293)	—	(60,293)
Total	$5,037	$(60,293)	$(1,236,489)	$(1,291,745)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

42	Western Asset Variable Global High Yield Bond Portfolio 2013 Semi-Annual Report

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	—	$(69,455)	$(69,455)
Written options	—	—	58,514	58,514
Futures contracts	$(6,877)	—	—	(6,877)
Swap contracts	—	—	250,486	250,486
Forward foreign currency contracts	—	$544,066	—	544,066
Total	$(6,877)	$544,066	$239,545	$776,734

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

During the six months ended June 30, 2013, the volume of derivative activity for the Portfolio was as follows:

Average Market Value
Purchased options	$47,415
Written options	84,500
Futures contracts (to buy)	235,045
Futures contracts (to sell)	244,563
Forward foreign currency contracts (to buy)	508,823
Forward foreign currency contracts (to sell)	17,867,168

Average Notional Balance
Credit default swap contracts (to buy protection)†	$7,975,086

†	At June 30, 2013, there were no open positions held in this derivative.

The following table presents by financial instrument, the Portfolio’s derivative assets net of the related collateral held by the Portfolio at June 30, 2013:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Purchased options[2]	$39,137	—	$39,137
Forward foreign currency contracts	156,576	—	156,576
Total	$195,713	—	$195,713

The following table presents by financial instrument, the Portfolio’s derivative liabilities net of the related collateral pledged by the Portfolio at June 30, 2013:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[3,4]	Net Amount
Written options	$10,482	—	$10,482
Futures contracts[5]	1,516	$(1,516)	—
Forward foreign currency contracts	9,291	—	9,291
Total	$21,289	$(1,516)	$19,773

Western Asset Variable Global High Yield Bond Portfolio 2013 Semi-Annual Report	43

Notes to financial statements (unaudited) (cont’d)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]	Gross amounts not offset in the Statement of Assets and Liabilities.

[4]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[5]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Class specific expenses, waivers and/or expense reimbursements

The Portfolio has adopted a Rule 12b-1 distribution plan and under that plan the Portfolio pays a service and/or distribution fee with respect to its Class II shares calculated at the annual rate of 0.25% of the average daily net assets of the class.

For the six months ended June 30, 2013, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class I	—	$3,544
Class II	$33,967	3,149
Total	$33,967	$6,693

6. Distributions to shareholders by class

	Six Months Ended June 30, 2013	Year Ended December 31, 2012
Net Investment Income:
Class I	$168,892	$11,345,901
Class II	31,117	1,681,231
Total	$200,009	$13,027,132

7. Shares of beneficial interest

At June 30, 2013, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Portfolio has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Class I
Shares sold	2,532,079	$21,105,052	6,341,490	$51,134,531
Shares issued on reinvestment	20,275	168,892	1,405,312	11,345,901
Shares repurchased	(4,370,308)	(36,525,201)	(3,605,568)	(29,059,525)
Net increase (decrease)	(1,817,954)	$(15,251,257)	4,141,234	$33,420,907

44	Western Asset Variable Global High Yield Bond Portfolio 2013 Semi-Annual Report

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Class II
Shares sold	1,061,188	$9,102,772	666,407	$5,532,292
Shares issued on reinvestment	3,661	31,117	203,931	1,681,231
Shares repurchased	(768,477)	(6,565,193)	(1,525,284)	(12,564,793)
Net increase (decrease)	296,372	$2,568,696	(654,946)	$(5,351,270)

8. Capital loss carryforward

As of December 31, 2012, the Portfolio had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
12/31/2016	$(2,015,487)
12/31/2017	(15,988,501)
$(18,003,988)

These amounts will be available to offset any future taxable capital gains.

9. Legal matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the persons who were then the independent trustees of the Subject Trust. The Subject Trust was also named in the complaint as a nominal defendant.

The complaint raised derivative claims on behalf of the Subject Trust and putative class claims against the then independent trustees in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleged that the independent trustees had breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or to seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of a putative class of shareholders, the plaintiff alleged that the echo voting provisions applicable to the proxy solicitation process violated the 1940 Act and constituted a breach of fiduciary duty. The relief sought included rescission of the advisory agreement and an award of costs and attorney fees.

In advance of filing the complaint, Plaintiff’s lawyers had made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate those matters raised in the demand, and the expanded set of matters subsequently raised in the complaint. The demand review committee recommended that the action demanded by Plaintiff would not be in the best interests of the Subject Trust. The independent trustees of the Subject Trust considered the committee’s report, adopted the recommendation of the committee, and directed counsel to move to dismiss the complaint.

Western Asset Variable Global High Yield Bond Portfolio 2013 Semi-Annual Report	45

Notes to financial statements (unaudited) (cont’d)

The Federal district court dismissed the complaint in its entirety in July 2007. In May 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal as to the class claims, and remanded the remaining claim relating to the demand review committee that had examined the derivative claim to the district court with instructions to convert the motion to dismiss into a motion for summary judgment. In July 2012, the district court granted summary judgment in favor of the defendants. In August 2012, Plaintiff filed an appeal, and the matter is now before the U.S. Court of Appeals for the Second Circuit.

10. Recent accounting pronouncement

The Portfolio has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

46	Western Asset Variable Global High Yield Bond Portfolio 2013 Semi-Annual Report

Western Asset

Variable Global High Yield Bond Portfolio

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Kenneth D. Fuller*

President

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington*

Chair

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

*	Effective June 1, 2013, Dr. Harrington became Chair and Mr. Fuller became a Trustee, President and Chief Executive Officer.

Western Asset Variable Global High Yield Bond Portfolio

The Portfolio is a separate investment series of Legg Mason Partners Variable Income Trust, a Maryland statutory trust.

Western Asset Variable Global High Yield Bond Portfolio

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Portfolio at 1-877-721-1926.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Portfolio at 1-877-721-1926, (2) on the Portfolio’s website at www.leggmason.com/
individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Variable Global High Yield Bond Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2013 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC

FDXX010090 8/13 SR13-1983

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Income Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller Chief Executive Officer
Legg Mason Partners Variable Income Trust

Date: August 23, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Legg Mason Partners Variable Income Trust

Date: August 23, 2013

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Legg Mason Partners Variable Income Trust

Date: August 23, 2013